                        OFFICE OF THE SECRETARY OF STATE

                               STATE OF OKLAHOMA

                          CERTIFICATE OF INCORPORATION

     WHEREAS, the Certificate of Incorporation of

                          HARVEY'S GREAT THINGS, INC.

has been filed in the office of the Secretary of State as provided by the laws of the State of Oklahoma.

     NOW THEREFORE, I the undersigned, Secretary of State of the State of Oklahoma, by virtue of the powers vested in me by law, do hereby issue this certificate evidencing such filing.

     IN TESTIMONY WHEREOF, I hereunto set my hand and cause to be affixed the Great Seal of the State of Oklahoma.

[SEAL] Filed in the City of Oklahoma City this 3RD day of DECEMBER, 1997.

                              /s/ signature
                              -----------------------------
                              Secretary of State

                              By: /s/ signature


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Fee: $1.00 per $1,000.00                                            FILED
On Authorized Capital                                             DEC - 1997
MINIMUM FEE:  $50.00        CERTIFICATE OF INCORPORATION      OKLAHOMA SECRETARY
                                    (PROFIT)                       OF STATE
FILED IN DUPLICATE

PRINT CLEARLY
                                                            FOR OFFICE USE ONLY
TO THE SECRETARY OF STATE OF THE STATE OF OKLAHOMA


1.  The name of this corporation is

     HARVEY'S GREAT THINGS, INC.
--------------------------------------------------------------------------------
(Please refer to procedure sheet for statutory words required to be included in the corporate name.)

2. The address of the registered office in the State of Oklahoma and the name of the registered agent at such address are:

HARVEY S. BRYANT    5550 NORTHEAST 50TH STREET   OKLAHOMA CITY  OKLAHOMA  73121
--------------------------------------------------------------------------------
    NAME             NUMBER & STREET ADDRESS        CITY        COUNTY  ZIP CODE
               (P.O. BOXES ARE NOT ACCEPTABLE)
                               ---

3.  The duration of the corporation is PERPETUAL
                                      ------------------------------------------
                                      (Perpetual unless otherwise stated)

4.  The purpose or purposes for which the corporation is formed are:

     TO ENGAGE IN ANY LAWFUL ACT OR ACTIVITY FOR WHICH CORPORATIONS MAY BE

     ORGANIZED UNDER THE GENERAL CORPORATION LAW OF OKLAHOMA.


5.  The aggregate number of shares which the corporation shall have authority to issue, the designation of each class, the number of shares of each class, and the par value of the shares of each class are as follows:
NUMBER OF SHARES                      SERIES        PAR VALUE PER SHARE
                                            (Or, if without par value, so state)

Common   50,000,000                                        .001
      ------------------                            -------------------
Preferred_______________                            ___________________

TOTAL NO. SHARES:  50,000,000              TOTAL AUTHORIZED CAPITAL:  $50,000.00
                 --------------                                     ------------


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6.  If the powers of the incorporator(s) are to terminate upon the filing of the certificate of incorporation, the names and mailing addresses of the persons who are to serve as directors:
   NAME                  MAILING ADDRESS               CITY   STATE     ZIP CODE
   ----                  ---------------               ----   -----     --------
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


7.  The name and mailing address of the undersigned incorporator(s):
   NAME                  MAILING ADDRESS               CITY   STATE     ZIP CODE
   ----                  ---------------               ----   -----     --------
HARVEY S. BRYANT   5550 NORTHEAST 50TH STREET    OKLAHOMA CITY  OK       73121
--------------------------------------------------------------------------------
________________________________________________________________________________

     THE UNDERSIGNED, for the purpose of forming a corporation under the laws of the State of Oklahoma does certify that the facts herein stated are true, and has accordingly hereunto set my hand this 3rd day of December, 1997.



                                        /S/ Harvey S. Bryant
                                        ----------------------------------------
                                                       Signature


                                        ----------------------------------------
                                                       Signature